Organization and Summary of Significant Accounting Policies - Summary of Prepaid Expenses and Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Deferred debt commitment costs	$ 46,632	$ 0
Deferred equity issuance costs	6,085	0
Deferred cost of sales	2,950	3,573
Other current assets	1,972	1,643
Prepaid expenses and other current assets	$ 57,639	$ 5,216